UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 28, 2021
LIMELIGHT NETWORKS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1465 North Scottsdale Road Suite 400
Scottsdale, AZ 85257
(Address, including zip code, of principal executive offices)
(602) 850-5000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.001 per share	LLNW	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.
On July 28, 2021, Limelight Networks, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Moov Corporation, a California corporation (the “Moov”), Mojo Merger Sub I, Inc., a California corporation and a wholly-owned subsidiary of the Company (“Merger Sub I”), Mojo Merger Sub II, LLC, a California limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the representative of the Moov securityholders (the “Securityholders’ Representative”).

Pursuant to the terms of the Merger Agreement, Merger Sub I will merge with and into Moov (the “First Merger”) and Merger Sub I will cease to exist and Moov will become a wholly-owned subsidiary of the Company, and immediately following the First Merger, Moov will merge with and into Merger Sub II (the “Second Merger” and collectively with the First Merger, the “Merger”), and upon consummation of the Second Merger, Moov will cease to exist and Merger Sub II will survive as a wholly-owned subsidiary of the Company.

Upon consummation of the transactions contemplated by the Merger Agreement (the “Closing”), all outstanding shares of Moov capital stock, options to purchase Moov capital stock, warrants to purchase Moov capital stock, convertible securities and other outstanding equity interests will be cancelled in exchange for aggregate consideration of approximately $55,000,000, subject to customary adjustments for transactions of this nature, in the form of cash in the aggregate amount of $32,500,000 and shares of common stock of the Company, par value $0.001 per share (the “Common Stock”) in the aggregate amount of $22,500,000 (the “Stock Consideration”); provided, that (a) shares of Moov capital stock held by unaccredited stockholders, and vested options to purchase Moov capital stock will receive cash in lieu of the Stock Consideration, (b) in-the-money unvested options to purchase Moov capital stock held by employees of the Company who remain or become employees of the Company or any of its subsidiaries following the Closing will be assumed by the Company or substituted with a corresponding unvested stock option of the Company to purchase shares of Common Stock, and (c) all out-of-the money unvested options to purchase Company capital stock will be cancelled for no consideration. The number of shares to be issued in connection with the Stock Consideration will be calculated based on a volume-weighted average price per share of the Common Stock over the preceding 20-day trading period ending on the third trading day immediately prior to the date of the closing of the transaction (the “Closing”).

In addition, an incentive equity pool of $30,000,000 of restricted stock units will be paid to employees who are to remain employees of the Company as follows:

•$10 million is based on a four-year service vesting period; and
•$20 million is based on achieving certain revenue growth targets, utilization metrics, and customer retained revenue metrics over the same four-year period.

The Merger Agreement contains customary representations and warranties and covenants. A portion of the merger consideration will be held in escrow to secure the indemnification obligations of the Moov securityholders. The Closing is subject to customary closing conditions and is expected to occur in the third quarter of 2021.

The Company intends to issue the shares of common stock described herein in reliance upon the exemptions from registration afforded by Section 4(a)(2) and Rule 506 promulgated under the Securities Act of 1933, as amended.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which will be filed as an exhibit to be filed following the Closing of Limelight’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2021.

Forward Looking Statements

This Current Report on Form 8-K may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including the expected completion of the transactions contemplated by the Merger Agreement and the time frame in which this will occur. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, that conditions to the Closing may not be satisfied, the potential impact on the business of the Company due to the announcement of the acquisition, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of the Company’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements included herein are made only as of the date hereof, and the Company undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 3.02	Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD.
On July 28, 2021, the Company issued a press release announcing the Acquisition, which is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Exchange Act or the United States Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Limelight Networks, Inc. Press Release dated July 28, 2021 (furnished herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Dated: July 28, 2021	By:	/s/ Michael DiSanto
Michael DiSanto Chief Administrative and Legal Officer & Secretary